EXHIBIT 10.3

                           GENERAL SECURITY AGREEMENT

      THIS GENERAL SECURITY AGREEMENT (as amended, modified, supplemented and restated from time to time, the "Security Agreement") is made and entered into as of January 28, 2005 by and between GIGABEAM CORPORATION, a Delaware corporation (the "Borrower"), having its principal office at 470 Springpark Place, Herndon, Virginia 20170, in favor of Edward S. Gutman, in his capacity as collateral agent for the ratable benefit of the Noteholders, as hereinafter defined (in such capacity, the "Agent"), having an office at 888 Third Avenue, New York, NY 10106.

      WHEREAS, on the terms and subject to the conditions contained in that certain Securities Purchase Agreement, dated as of January 28, 2005 by and among the Borrower and the Noteholders (as amended, modified, supplemented or restated from time to time, the "Securities Purchase Agreement"), the Borrower will issue for purchase by various purchasers (each a "Noteholder" and collectively, the "Noteholders") its 8% Senior Convertible Notes Due 2008 in an aggregate principal amount of up to $2,500,000 (each, a "Note," and collectively, the "Notes"), together with warrants to purchase a specified number of shares of its common stock; and

      WHEREAS, the Notes will be ratably secured by a perfected lien on and first priority security interest in substantially all of the Borrower's personal property, subject to certain exclusions and permitted encumbrances, as hereinafter described; and

      WHEREAS, the initial Noteholders have required, as a condition precedent to their willingness to enter into the Securities Purchase Agreement and to consummate the transactions contemplated to occur thereunder that the Borrower
(i) grant to the Agent, for the ratable benefit of the Noteholders, a security interest in and to the Collateral (as hereinafter defined) and (ii) execute and deliver this Security Agreement in order to secure the payment and performance by the Borrower of the Obligations (as hereinafter defined).

      NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees as follows:
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            SECTION 1.  CREATION  OF  SECURITY  INTEREST.  The  Borrower  hereby pledges, assigns and grants to the Agent, for the ratable benefit of the Noteholders, a continuing perfected lien on and security interest in all of the Borrower's right, title and interest in and to the personal property described in Section 2(a) hereof (collectively the "Collateral") in order to secure the payment and performance of the Notes (the "Obligations"). The Borrower hereby authorizes the Agent to record, without the Borrower's signature, any and all financing statements deemed necessary or appropriate by the Agent to the perfection of its security interest in the Collateral.

            SECTION 2. COLLATERAL.

                  (a) Personal Property. The Collateral is and consists of all of the kinds and types of property described in subsections (i) through
      (xiv) hereof, whether now owned or hereafter at any time arising, acquired or created by the Borrower and wherever located, and includes all replacements, additions, accessions, substitutions, and repairs, relating thereto or therefrom, but excludes the personal property set forth on Schedule A hereto (the "Excluded Property") and that described in paragraph (b) below, none of which personal property shall constitute "Collateral" or be subject to the Agent's security interest granted in
      Section 1, except as otherwise specifically provided in such paragraph (b) (all of the capitalized terms used in the following subsections, unless otherwise defined herein, shall have the meanings ascribed to such terms under the Uniform Commercial Code as in effect in the State of New York):
      (i) Accounts;  (ii) Payment  Intangibles;  (iii) Letter of Credit  Rights;
      (iv) Documents and Instruments; (v) Goods; (vi) Fixtures; (vii) Inventory;
      (viii) Equipment; (ix) General Intangibles; (x) Investment Property; (xi) Deposit Accounts; (xii) all cash and other monies and property in the possession or under the control of the Agent; (xiii) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon; and (xiv) proceeds of all or any of the property described above, including, without limitation, the proceeds of any insurance policies covering any of the above described property.

                  (b) Excluded Collateral. Notwithstanding anything to the contrary contained herein, the term "Collateral" shall not include any personal property consisting of Equipment or Fixtures now owned or hereafter acquired, to the extent that (x) any such Equipment or Fixture is or shall be subject to a capitalized lease or purchase money arrangement and (y) the terms of such arrangement restrict or prohibit the Borrower from granting a security interest in such Equipment or Fixture (collectively, with the Excluded Property, the "Excluded Collateral"), provided, however, that in the event that any such restriction or prohibition is terminated or expires, whether because such arrangement is no longer in effect, or otherwise, then, in such event, automatically and without any further action, the Borrower shall be deemed to have granted a security interest to the Agent for the ratable benefit of the Noteholders in and to the personal property which previously constituted Excluded Collateral, and such personal property shall thereupon constitute Collateral.


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            SECTION 3. THE BORROWER'S REPRESENTATIONS AND WARRANTIES.

                  (a) Place of Business. The Borrower's primary place of business is located at 470 Springpark Place, Herndon, Virginia 20170.

                  (b) Location of Collateral. The Collateral is located at the Borrower's primary place of business or at other locations leased or licensed by the Borrower in the ordinary course of its business.

                  (c) Restrictions on Asset Disposition. Unless the Agent shall have given its prior consent thereto in writing (and provided that the requisite number of Noteholders shall have first authorized the Agent to give such consent, as set forth in the Securities Purchase Agreement), the Borrower shall not sell, transfer or otherwise dispose of any Collateral, other than (i) sales or leases of Inventory made in the ordinary course of business, (ii) dispositions of assets deemed by the Borrower obsolete or no longer useful in its business, (iii) replacements of certain assets useful in the Borrower's business with other assets acquired for such purpose, (iv) pursuant to sale, leaseback arrangements, capital lease transactions or similar transactions, (v) the sale or financing of the Borrower's Accounts arising from the sale of goods or rendition of services, (vi) intercompany transfers of assets, and (vii) the license or lease of Equipment made in the ordinary course of business.

                  (d) Due Organization, Etc. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The Borrower is duly qualified or licensed to do business as a foreign corporation or other entity in good standing in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to be so qualified would not have a material adverse effect on the business, condition (financial or otherwise), operations, properties or performance of the Borrower (a "Material Adverse Effect").

                  (e) Due Authorization and Execution, Etc. The execution, delivery and performance by the Borrower of this Security Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders or any creditors of the Borrower, (ii) contravene (A) the Borrower's charter or by-laws, or (B) to the Borrower's knowledge any material law, rule or regulation, applicable to the Borrower or any material contractual restriction binding on or affecting the Borrower or any of its material properties, (iii) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than pursuant hereto) upon or with respect to any of the Borrower's properties, and (iv) to the Borrower's knowledge result in a breach or violation of any material agreement, instrument or document to which the Borrower is a party or by which it or its property may be bound. To the Borrower's knowledge, the Borrower is not in material default under any such law, rule or regulation, or any such contractual restriction, which default would have a Material Adverse Effect.

                  (f) Government Consents. To the Borrower's knowledge, no authorization, consent, approval or other action by, and no notice to or filing by the Borrower with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Borrower of this Security Agreement.

                  (g) Legal, Valid and Binding Nature. This Security Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought.

                  (h) Absence of Litigation. There are no actions, suits, investigations, litigation or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the properties of the Borrower before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or that purports to affect any part of the transactions contemplated hereby or by the Documents or the legality, validity or enforceability of this Security Agreement.

                  (i) Absence of Liens. As of the date of this Security Agreement, there are no liens or security interests of any nature whatsoever on any properties or assets of the Borrower, except to the extent described in Section 10 hereof.

            SECTION 4. AFFIRMATIVE COVENANTS OF THE BORROWER.

      The Borrower hereby covenants that so long as this Security Agreement remains in effect, or any amount due hereunder or under the Notes remains outstanding and unpaid, unless otherwise consented to in writing by the Agent (which consent shall not be unreasonably withheld or delayed), the Borrower shall do each of the following:

                  (a) Preserve Corporate Existence. Do all things necessary, in the Borrower's commercially reasonable judgment, to preserve and keep in full force and effect its corporate existence, including, without limitation, all licenses or similar qualifications required by it to engage in its business in each jurisdiction in which it is at the time so engaged, except where the failure to so qualify would not be reasonably likely to have a Material Adverse Effect, and continue to engage in business of the same general type as conducted as of the date hereof, and continue to conduct its business substantially as now conducted or as otherwise permitted hereunder.

                  (b) Payment of Taxes and Charges. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, could reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Borrower has maintained adequate reserves with respect thereto in accordance with GAAP.

                  (c) Compliance with Laws. Comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements applicable to it (collectively, "Requirements") of all governmental bodies, departments, commissions, or boards having jurisdiction over the Borrower or any of its properties, except where the failure to so comply could not be reasonably expected to have a Material Adverse Effect; provided, however, that nothing provided herein shall prevent the Borrower from contesting the validity or the application of any Requirements.

                  (d) Retention of Records. Keep proper records and books of account with respect to its business activities, in which proper entries, reflecting all of its financial transactions, are made in accordance with GAAP. Such books and records shall be open during normal business hours, on reasonable prior written notice from the Agent, to inspection by the Agent.

                  (e) Notification of Litigation. Notify the Agent in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened in writing against the Borrower which, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

                  (f) Physical Maintenance of Property. Maintain at all times, preserve, protect and keep such of its property that the Borrower determines to be used or useful in the conduct of its business in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements and improvement thereof as shall be required in the conduct of its business, as determined by the Borrower in its commercially reasonable judgment.

                  (g) Maintenance of Insurance. To the extent determined necessary by the Borrower in its commercially reasonable judgment for the operation of its business, keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar businesses and carry such other insurance as is usually carried by similar businesses.

                  (h) No Sales or Licensing Outside of Ordinary Course. Except as otherwise provided under Section 3(c) hereof, retain possession of the Collateral and not remove, sell, exchange, assign, loan, deliver, lease, license, mortgage or otherwise dispose of same outside of the normal course of business without the prior written consent of the Agent.

                  (i) Notification of Other Defaults. Promptly give notice in writing to the Agent of the Borrower's receipt of notice that it is in default under any material instrument or agreement to which it is a party (other than this Security Agreement).

                  (j) Defend Against Claims. The Borrower will use reasonable efforts to defend the Collateral against all claims and demands of persons at any time claiming the same or any interest therein unless the Borrower determines that the claim or demand is not material and that, consequently, such defense would not be consistent with good business judgment. The Borrower will not permit any lien notices with respect to the Collateral or any portion thereof to exist or be on file in any public office except for Permitted Liens.

                  (k) Change in Name, Collateral Location. The Borrower will not
      (i) change its corporate name or jurisdiction of incorporation or (ii) change the location of its chief executive office unless in each case the Borrower shall have given the Agent at least thirty (30) days prior written notice thereof.

                  (l) Additional Financing Statements. Upon the reasonable request of the Agent, the Borrower will execute and deliver or use its reasonable efforts to procure any document, give any notices, authorize the filing of any financing statements, mortgages or other documents, all in form and substance reasonably satisfactory to the Agent, mark any chattel paper, deliver any chattel paper or instruments to the Agent and take any other actions that are necessary or, in the reasonable opinion of the Agent, desirable to perfect or continue the perfection of the Agent's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons, or to effect the purposes of this Security Agreement. The Borrower will pay all reasonable out-of-pocket costs incurred in connection with any of the foregoing.

                  (m) Additional Liens; Transfers. Without the prior written consent of the Agent, the Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge or encumbrance on or other interest in the Collateral, except for Permitted Liens. If the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Agent shall continue in such
      Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and the Borrower will hold the proceeds thereof for the benefit of the Agent, and promptly transfer such proceeds to the Agent in kind.

                  (n) Contractual Obligations. The Borrower will not enter into any contractual obligations which restrict or inhibit the Agent's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence and during the continuance of an Event of Default, as hereinafter defined.

                  (o) Agent's Right to Protect Collateral. Upon the occurrence and continuance of an Acceleration Event, the Agent shall have the right at any time to make any payments and do any other acts the Agent may deem reasonably necessary to protect its security interests in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien which, in the reasonable judgment of the Agent, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, and/or the value of, the Collateral. The Borrower hereby agrees to reimburse the Agent for all reasonable payments made and reasonable out-of-pocket expenses incurred under this Security Agreement, including reasonable fees, expenses and disbursements of attorneys acting for the Agent, including any of the foregoing payments under, or acts taken to protect its security interests in, the Collateral, which amounts shall be secured under this Security Agreement, and agrees it shall be bound by any payment made or act taken by the Agent hereunder absent the Agent's gross negligence or willful misconduct. The Agent shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

            SECTION 5. NEGATIVE COVENANTS OF THE BORROWER.

      The Borrower hereby covenants that so long as this Security Agreement remains in effect, or any amount due hereunder or under the Notes remains outstanding and unpaid, unless otherwise consented to in writing by the Agent (which consent shall not be unreasonably withheld or delayed), the Borrower shall not do any of the following:

                  (a) Restrictions on Indebtedness. Create, incur, assume or suffer to exist, any indebtedness for borrowed money (institutional or otherwise) except (i) indebtedness in existence on the date hereof, (ii) indebtedness under the Notes, (iii) indebtedness which is subordinate in right of payment to the Notes and (iv) "Permitted Indebtedness", as defined in the Notes.

                  (b) Restrictions on Encumbrances. Create, incur, assume or suffer to exist, any encumbrance upon any of its property (tangible or intangible) or assets, income or profits secured hereunder, whether now owned or hereafter acquired, except for Permitted Liens and liens, the enforcement of which, singly or in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

                  (c) Restrictions on Guarantees. Guarantee, assume or otherwise become responsible for (directly or indirectly) the indebtedness for borrowed funds, performance, obligations, of any person, or the agreement by the Borrower or any of its subsidiaries to do any of the foregoing, except (i) any such contingent liability or agreement incurred or in effect on the date hereof, (ii) guarantees made in the ordinary course of business up to an aggregate amount of $100,000, and (iii) endorsements of checks and other negotiable instruments in the ordinary course of business.

                  (d) Restrictions on Dividends. Except for the Borrower's existing obligations with respect to its outstanding classes of preferred stock, declare or pay, directly or indirectly, any dividends or make any distributions, whether in cash, property (other than securities, the distribution of which shall not be restricted hereunder) or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of its capital stock, except for dividends payable in shares of common stock or preferred stock.

                  (e) Restrictions on Investments. Purchase or acquire any stock, obligations, assets or securities of, or any interest in, or make any capital contribution or loan or advance of money, credit or property to, any other person (excluding, for the purposes hereof, customary advances made to the Borrower's officers, director and employees to cover business expenses and loans or advances made in the ordinary course of its business to subsidiaries or affiliates,), or make any other investments (excluding for the purposes hereof, investments made in connection with strategic alliances that the Borrower's Board of Directors reasonably and in good faith believes will strategically benefit the Borrow and enhance its business or operations), except that the Borrower may purchase or acquire (i) all or a substantial portion of any other business, whether by asset or stock acquisition or merger; (ii) existing subsidiaries or subsidiaries formed for the purposes of facilitating acquisitions or carrying out the ordinary business of the Borrower; (iii) certificates of deposits of any commercial banks registered to do business in any state of the United States having capital and surplus in excess of $50,000,000;
      (iv) readily marketable, direct obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States; and (v) investments in prime commercial paper; provided, however, that in each case mentioned in (iii), (iv) or
      (v) above, such obligations shall mature not more than 180 days from the date of acquisition thereof.

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                  (f)  Restrictions  on  Transfer  of  Claims.  Sell,  transfer, discount or otherwise dispose of any claim or debt owing to it, including, without limitation, any notes, accounts receivable or other rights to receive payment, except for consideration determined by the Borrower to be reasonable, and in the ordinary course of Borrower's business.

            SECTION 6. EVENTS OF DEFAULT.

                  (a) Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                        (i) (A) the  Borrower  shall  fail to pay  when  due and
            payable any scheduled installment of interest on or principal of the Notes (and such failure shall not have been cured within 20 days after written notice thereof by the Agent to the Borrower) or (B) an event of default shall occur and be continuing under indebtedness of the Borrower for borrowed money, the unpaid principal amount of which is more than $100,000 (other than the Notes) and the holders of such indebtedness have declared the outstanding principal and accrued interest thereon to be immediately due and payable; or

                        (ii) if the Borrower shall:

                              (1) admit in writing its inability to pay its debts generally as they become due;

                              (2) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof;

                              (3)  make  an   assignment   for  the  benefit  of
                  creditors;

                              (4) consent to the appointment of a receiver of the whole or any substantial part of its assets;

                              (5) have a petition in  bankruptcy  filed  against
                  it, and such petition shall not have been dismissed within 120 days after the filing thereof;

                              (6) if a court  of  competent  jurisdiction  shall
                  enter an order, judgment, or decree appointing, without the consent of the Borrower, a receiver of the whole or any substantial part of the Borrower's assets, and such order, judgment or decree shall not be vacated or set aside or stayed within 120 days from the date of entry thereof;

                              (7) if, under the  provisions of any other law for
                  the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of Borrower's assets and such custody or control shall not be terminated or stayed within 90 days from the date of assumption of such custody or control; or

                              (8) except as otherwise  provided in paragraph (a)
                  (i) (A) hereof, the Borrower shall default in the performance of any material covenant contained in this Agreement, the Notes or the Securities Purchase Agreement, and such default shall continue without cure for thirty (30) days or more after written notice thereof by the Agent to the Borrower or any material representation or warranty contained in this Agreement, the Securities Purchase Agreement the Notes shall be false or incorrect in any material respect when made.

                  (b) Acceleration. In addition to any other remedies provided by the Notes or below in Section 7, upon the occurrence and during the continuance of an Event of Default, the Noteholders, by the requisite number provided in the Securities Purchase Agreement and/or the Agent on behalf of such Noteholders may, by notice to the Borrower declare the principal of and any accrued interest and all other amounts payable under the Notes to be due and payable, whereupon the same shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. In addition to any other remedies provided by the Notes, upon the occurrence of the Event of Default specified in paragraph (a) (ii) (2) without prejudice to the rights and remedies specified above, the Notes and other obligations of the Borrower pursuant to this Security Agreement shall automatically be immediately due and payable with interest and other fees, if any, thereon without notice, demand or any other act by the Agent or any Noteholder.

            SECTION 7. REMEDIES.

                  (a) Obtaining the Collateral Upon Acceleration. If any Event of Default shall have occurred and be continuing and as a consequence thereof the Noteholders, by the requisite number, shall have accelerated the maturity of the Notes and shall not have rescinded such acceleration (an "Acceleration Event"), then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                              (1) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from the Borrower or any other person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon the Borrower's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Borrower;

                              (2) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Agent;

                              (3)   withdraw   all   monies,    securities   and
                  instruments held pursuant to any pledge arrangement for application to the Obligations;

                              (4) sell, assign or otherwise liquidate, or direct
                  the Borrower to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

                              (5) take  possession of the Collateral or any part
                  thereof, by directing the Borrower in writing to deliver the same to the Agent at any place or places designated by the Agent, in which event the Borrower shall at its own expense:

                        (A) forthwith cause the same to be moved to the place or
            places so designated by the Agent and there delivered to the Agent,

                        (B) store and keep any  Collateral  so  delivered to the
            Agent at such place or places pending further action by the Agent as provided in subsection (b) below, and

                        (C) while the  Collateral  shall be so stored  and kept,
            provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition.

                  (b) Disposition of the Collateral. Any Collateral repossessed by the Agent under or pursuant to subsection (a) above and any other Collateral (and the proceeds of all such Collateral) whether or not so repossessed by the Agent, shall be applied against the Obligations first, to the costs and expenses incurred by the Agent in connection with any such disposition, second, ratably, to the accrued and unpaid interest thereon, until paid in full, third, ratably, to the unpaid principal balance thereof, until paid in full, and finally, to the Borrower, or as a court of competent jurisdiction may otherwise direct. All Collateral may be sold, assigned, leased or otherwise disposed of in any manner permitted under the Uniform Commercial Code, under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Agent or after any overhaul or repair which the Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 20 days' written notice to the Borrower specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 20 days after the giving of such notice, to the right of the Borrower or any nominee of the Borrower to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 20 days' written notice to the Borrower specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the option of the Agent, be subject to reserve), after publication of notice of such auction not less than 20 days prior thereto in two newspapers in general circulation in the City of New York, as the Agent may determine. To the extent permitted by any such requirement of law, the Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section, but with accountability to the Borrower.

                  (c) Power of Attorney. The Borrower hereby irrevocably authorizes and appoints the Agent, or any person or entity the Agent may designate, as the Borrower's attorney-in-fact, at the Borrower's cost and expense, to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Acceleration Event, which powers, being coupled with an interest, shall be irrevocable until all of the Obligations shall have been paid in satisfied in full:

                              (1) accelerate or extend the time of payment, compromise, issue credits, bring suit or administer and otherwise collect Accounts or proceeds of any Collateral;

                              (2) give customers  indebted on Accounts notice of
                  the Agent's interest therein, and/or to instruct such customers to make payment directly to the Agent for the Borrower's account;

                              (3) convey any item of Collateral to any purchaser
                  thereof; and

                              (4) give any notices or record any liens.

The Agent's authority under this subsection (c) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral, sign the Borrower's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Borrower's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with any Account and prepare, file and sign the Borrower's name on a proof of claim in bankruptcy or similar document against any customer of the Borrower, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Agent in this Security Agreement. This power of attorney is coupled with an interest and is irrevocable by the Borrower.

            SECTION 8. MISCELLANEOUS PROVISIONS.

                  (a) Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be delivered to the respective addresses of the Borrower and the Agent set forth on the signature page hereof.

                  (b) Headings.  The headings in this Security Agreement are for
      purposes  of   reference   only  and  shall  not  affect  the  meaning  or
      construction of any provision of this Security Agreement.

                  (c) Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Security Agreement in any jurisdiction.

                  (d) Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Security Agreement and any consent to any departure by the Borrower from any provision of this Security Agreement shall be effective only if made or given in writing signed by the Borrower and the Agent.

                  (e) Interpretation of Agreement. Time is of the essence in each provision of this Security Agreement of which time is an element. All terms not defined herein shall have the meaning set forth in the Uniform Commercial Code as in effect in the State of New York. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant in determining the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  (f) Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall
      (i) remain in full force and effect until indefeasible payment in full of the Obligations, (ii) be binding upon the Borrower, and its successors and assigns and (iii) inure to the benefit of the Agent, and its successors.

                  (g) Survival of Provisions. All representations, warranties and covenants of the Borrower contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the full and final indefeasible payment and performance by the Borrower of the Obligations secured hereby.

                  (h) Setoff. The Agent shall have all rights of setoff available at law or in equity.

                  (i) Release; Termination of Agreement. This Security Agreement shall terminate automatically upon full and final indefeasible payment and performance of all the Obligations. At such time, the Agent shall, at the request of the Borrower, promptly reassign and redeliver to the Borrower, and terminate and release its security interest in, all of the Collateral hereunder which has not been sold, disposed of, retained or applied by the Agent in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Agent, except as to the absence of any prior assignments by the Agent of its interest in the Collateral, and shall be at the expense of the Borrower.

                  (j) Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

                  (k) Governing Law, etc.. This Security Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of Borrower and the Agent (1) agrees that any legal suit, action or proceeding arising out of or relating to this Security Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and (2) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Borrower waives any objection which it may have now or hereafter to the venue of any such suit, action or proceeding. Each of the Borrower and the Agent further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Borrower mailed by certified mail to its address set forth below shall be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT.

            SECTION 9. RELEASE OR SUBORDINATION OF SECURITY INTEREST . In the event that, after the date of this Security Agreement the Borrower enters into
(i) any capital and/or equipment leases with respect to any Equipment or Fixture or (ii) financing arrangement pursuant to which all or a portion of the Borrower's Accounts are sold or financed, and, in any such case, such arrangement is permitted under the terms of the Securities Purchase Agreement or the Notes, and, in connection therewith, the provider of such capital and/or equipment lease or purchase money arrangement, or other financing arrangement, as the case may be, conditions such arrangement upon the subordination or release by the Agent of its security interest in the applicable Equipment or Fixtures, or in the Accounts and/or Inventory, as the case may be, the Agent agrees that, without any further inquiry on its part, and without obtaining any specific consent or authorization from the Noteholders, or any one of them, it shall promptly deliver to the Borrower any release or subordination of security interests as may be reasonably necessary to effectuate the consummation of such arrangement.

            SECTION 10. PERMITTED LIENS. "Permitted Liens" means (i) liens, security interests, charges and other encumbrances securing taxes or other governmental charges, (ii) deposits or pledges made in connection with workman's compensation, social security obligations, or other similar obligations arising under statute, (iii) liens, security interests, charges and other encumbrances of landlords, licensors, carriers, warehousemen, mechanics and materialmen and other similar liens, security interests, charges and other encumbrances arising in the ordinary course of Borrower's business, (iv) easements, rights of way, zoning restrictions and similar minor liens which individually and in the aggregate do not have a material adverse effect on the Borrower, (v) liens, security interests, charges and other encumbrances securing Permitted Indebtedness (as defined in the Notes), provided, that any Permitted Lien granted in connection with Permitted Indebtedness incurred after the date of this Security Agreement shall attach only to the specific assets that are the subject of the financing pursuant to which such Permitted Indebtedness was incurred and such other assets as are customarily the subject of financings of that type, (vi) liens, security interests, charges and other encumbrances in existence on the date of this Security Agreement and (vii) the security interests in favor of equipment lessors or working capital lenders described in
Section 7 hereof.

                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, each of the Borrower and the Agent has caused this General Security Agreement to be duly executed and delivered as of the day and year first above written.

                                      BORROWER:

                                      GIGABEAM CORPORATION

                                      By: /s/ Louis S. Slaughter
                                          -----------------------
                                              Louis S. Slaughter,
                                              Chairman

                                      AGENT:

                                      /s/  Edward S. Gutman
                                      ---------------------------
                                      EDWARD S. GUTMAN

                                   SCHEDULE A

                                EXCLUDED PROPERTY

The FCC License held by Gigabeam  Service  Corporation  as licensee  (Call Sign:
W2BS629)  and the FCC License  held by GigaBeam  Corporation  as licensee  (Call
Sign: WQAK751)